                                                          Exhibit 10.10

                                                          PMM LOAN NO. 258256-71


                      DEED OF TRUST AND SECURITY AGREEMENT

STATE OF MISSISSIPPI
COUNTY OF   BOLIVAR
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   WHERE    MARK C. ATCHLEY AND ELIZABETH S. ATCHLEY
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is/are indebted to the FEDERAL LAND BANK OF JACKSON, a corporation and federal instrumentality, hereinafter to as Beneficiary, in the principal sum of

SIX HUNDRED TWENTY SIX THOUSAND AND 00/100--------------DOLLARS ($ 626,000.00)
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together with interest thereon, as evidenced by a promissory note of even date herewith, payable to the order of the Federal Land Bank of Jackson which bears interest and is payable according to the terms of said note and
which has final maturity date on the 1st day of January,    2015    and
                                               ----------  --------

     NOW, THEREFORE, in consideration of the premises and in order to secure the prompt and full payment of said indebtedness, and any future advance(s), additional advance(s), and/or readvance(s) and/or any renewal(s), extension(s), restructuring(s), reamortization(s), and/or any other loan treatment(s) thereof, or any part thereof, and the interest thereon and any and all other indebtedness(es) (including future advance(s) now or thereafter owed by any of the undersigned to the Beneficiary), whether such indebtedness(es) is /are primary or secondary, direct or indirect, contingent or absolute, matured or unmatured, joint or several, and otherwise secured or not, and to secure the faithful and to secure the faithful performance of and compliance with all the terms, agreements, provisions, obligations, covenants, conditions, warranties, representations, and stipulation herein made, Mark C. Atchley and wife, Elizabeth S. Atchley of 707
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West Gresham, Indianola, Mississippi 38751
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hereabove and hereinafter called Grantor, in consideration of the premises and other good and valuable paid to Grantor by Harry F Beacham as Trustee,
                                           ---------------
hereinafter called Trustee, does hereby convey and warrant unto said Trustee the following described real estate situated in Bolivar County/Counties,
                                            -------
Mississippi, to-wit;



        ALL THAT PART OF THE WEST HALF, AND THE WEST HALF OF THE EAST HALF OF
SECTION 9, TOWNSHIP 20 NORTH, RANGE 7 WEST, LYING SOUTH OF THE SHAW-BENOIT, Road BEING HIGHWAY 448, IN THE FIRST JUDICIAL DISTRICT OF BOLIVAR COUNTY, MISSISSIPPI, CONTAINING 454 ACRES, MORE OR LESS.




together with all buildings and other improvements, hereditaments and appurtenances thereunto belonging, or in any wise appertaining, now existing or hereafter erected upon the premises and all the income and rents arising therefrom, Grantor does hereby intend to convey and does convey all of Grantor's right, title, and interest in and to any strips and gores Grantor may now own contiguous to the above described property.

     AND FOR THE CONSIDERATION AFORESAID, and as further security for any and all of the debt(s) and obligation(s) described above, said Grantor does hereby assign, pledge and transfer to the Beneficiary, and grant to the Beneficiary a security interest in and to, the following described property and interest, to-wit: (1) All timber of all kind, character and description planted and/or growing, or to be planted and/or grown, on the hereinabove described property:
(2) all crop allotments, quotas, or benefits of every kind, character and description presently allotted or assigned to, and/or hereafter allotted or assigned to, Grantor on the property hereinabove described: (3) all rents, profits, issues, income, royalties, bonuses, and revenues of said property, or any part or interest therein, from time to time accruing, whether under leases or tenancies now existing or hereafter created: (4) each and every policy of hazard insurance, or the like, now or hereafter in effect which insures said property or any building, fixture and/or improvement thereon, or any part thereof, together with all the right, title and interest of Grantor in and to such policy, including but not limited to any premiums paid (or rights to return premiums) and/or all proceeds or payments thereunder: (5) all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the real property, or any part thereof, under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property, or any part thereof, or to any rights appurtenant thereto: (6) all building materials, equipment, fixtures and fittings of all kind, character, and description used in connection with or relating to said property and/or buildings, fixtures or improvements thereon: and/or (7) all tangible or intangible property specifically described as follows, to-wit:

None.


and products, proceeds, additions and/or replacements of any or all of the above described property.

        FOR THE CONSIDERATION AFORESAID and the purpose of further securing the payment of the above referenced debt(s) and obligation(s). Grantor further warrants, covenants, represents, and agrees, as follows:

        1. Grantor agrees and warrants that this instrument is a valid first lien against all the property and improvements offered and appraised as security for any and all debts and/or obligations secured hereby: that Grantor is the owner of and lawfully seized in fee and possessed of the hereinabove described property affected hereby and has a good and lawful right to convey same: that said property is now free and clear from any and all other liens and encumbrances, and that Grantor will warrant and forever defend the title to said property hereto against all claims or demands of any parties. If the validity of this instrument, or if Grantor's title to any of said property or improvements is questioned in any manner, or if any part of such property or improvements is not property described herein, or if any terms contained in this instrument, the above referenced note(s) and/or any other instrument(s) relating hereto shall be determined to be incomplete or incorrect. Grantor agrees to fully cooperate with Beneficiary and to execute any corrective instrument(s) as required by Beneficiary:

        2. Grantor shall separately assess said property for taxation and shall completely satisfy when due all taxes, liens, judgements, or assessments recorded, imposed, or assessed against said property and, if required by Beneficiary, to promptly furnish Beneficiary with evidence or such complete satisfaction:

        3. Grantor shall insure and keep insured the property hereinabove described, including but not limited to, the buildings, fixtures, and improvements now on, or which may hereafter be placed upon, any of said property against loss or damage by fire (including extended coverage), theft, wind and such other hazards, casualties and contingencies (including flood and water damage) in such manner. In such amounts and with such companies as may be satisfactory to Beneficiary, which insurance shall be maintained for the benefit of Beneficiary with a standard mortgage clause, with loss, if any, payable to the Beneficiary as its interest may appear, which insurance to be in an amount at least equal to the full insurable value of the property hereinabove described and all buildings, fixtures and improvements thereon:
Grantor shall give immediate notice in writing to Beneficiary of any loss or damage to said property from any cause whatsoever and the proceeds of such insurance shall be paid by the insurer to Beneficiary, which is hereby granted full power to settle and compromise claims under all policies, to endorse in the name of Grantor any check or draft representing the proceeds of any such insurance, and to demand, receive and give receipt in the name of Grantor for all sums coming due thereunder: which insurance proceeds may, at the election of the Beneficiary, and subject to the general regulations of the Farm Credit Administration, be credited on the debt(s) and/or obligation(s) secured by this instrument on the date of actual receipt by Beneficiary, less costs of collection and other expenses, or may be used in whole or in part to repair or reconstruct said property. Any or all proceeds used for the repair or reconstruction of said property shall not act to reduce the debt(s) and/or obligation(s) secured hereby:

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     Grantor shall at the option of the Beneficiary and subject to the general regulations of the Farm Credit Administration, obtain and carry credit life insurance (mortgage protection insurance) on the life of Grantor, in favor of Beneficiary, when so required by Beneficiary, any policy evidencing such insurance shall be deposited with, and or any loss thereunder shall be payable to Beneficiary as its interests may appear; if Grantor fails to obtain said insurance as may be required, then at the option of the Beneficiary and without notice to any person, the Beneficiary may, but shall no be obligated to obtain and carry insurance for its own benefit:

     5. Grantor shall properly care for and keep in good repair said property and improvements hereinabove described and shall not permit or commit waste, impairment, removal, damage or deterioration of the same, and if a farm, Grantor shall cultivate said property in an appropriate and reasonable manner and maintain and continue said farming operations. Grantor shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting the property, and permit Beneficiary and or any person acting on its behalf to enter and inspect the property hereinabove described, and the buildings, improvements and timber thereon or affected hereby, at such time(s) as Beneficiary desires, Grantor agrees, as to the property herein described and the timber thereon and attached hereby, to follow a good and approved forestry practice that will minimize fire risks, avoid depreciation, protect young timber and maintain forest production it being intended and agreed, however, that no timber now or hereafter affected hereby will be cut, removed, damaged or turpentined (except such as is customarily used on the property for fuel, fencing and repairs) without the prior written consent of Beneficiary, and then only upon compliance with such terms and conditions as shall be established by Beneficiary.

        6. Grantor agrees that this instrument is given and accepted upon the express provision that, except where prohibited by law or where same is accomplished by inheritance by Grantor's heirs the property hereinabove described, or any part thereof, or any interest therein, shall not be further mortgaged, sold, agreed to be sold, conveyed, alienated, rented, leased, or optioned whether voluntarily, involuntarily or by operation of law or by transfer through the enforcement of a subordinate lien or mortgage, or otherwise, without the prior written consent of the Beneficiary, in each and every instance, subsequent acceptance of any payment hereunder by Beneficiary shall not be deemed a waiver of this provision, regardless of Beneficiary's knowledge of such deed of trust or mortgage, sale, agreement to sell, conveyance, alienation, rent, lease, or option at the time of acceptance of such payment, if all or any part of the property hereinabove described becomes vested in any party other than Grantor. Beneficiary may, without notice to Grantor deal with such successor in interest with reference to this instrument and the debt(s) and obligation(s) hereby secured in the same manner as with the Grantor, without in any way releasing, vitiating or discharging the Grantor's liability hereunder or for the debt(s) and obligation(s) hereby secured, and, extension(s) of time for payment or other loan treatment(s) described herein given or permitted by Beneficiary shall not operate to release, vitiate, or discharge the liability of the Grantor herein, either in whole or in part.

        7. Grantor agrees and warrants that any and all representations and statements made in connection with any loan(s), debt(s) or other obligation(s) secured hereby and with any and all future advance(s), additional advance(s), readvance(s), renewal(s), extension(s), restructuring(s), reamortization(s) and or any other loan treatment(s) thereof, or any part thereof, and with any releases of personal liability and or of security granted or permitted by the Beneficiary are true and correct, and that any loan proceeds or other advance(s) made to or on behalf of Grantor will be used solely for the purposes specified in the loan application and or commitment, and that Grantor will continuously comply with any and all requirements and or conditions imposed by said Beneficiary, including but not limited to the execution and delivery of any security instrument(s), mortgage(s), note(s), financing statement(s) or other writing(s) or document(s) required by Beneficiary now or in the future to create, preserve, protect and/or enforce Beneficiary's rights or interests:

        8. Grantor agrees and warrants (1) that the loan secured hereby, if a farm, has been based not only upon the value of the raw property, improvements, and other collateral stated herein, but also on the value of said property as used for raising various crops as permitted under government acreage allotments or quotas and for the value of set aside, P.I.K. or similar programs now existing or which are established from time to time during the term of this loan, (2) to perform any and all acts necessary to maintain, pursuant to applicable government rules and regulations as are from time to time established, all such allotments, quotas, and other benefits as are associated herewith or established for use in conjunction with the property herein described, (3) that any failure to so perform or any transfer or attempt to transfer such allotments, quotas, payments, or other benefits, or any positions thereof shall not be made without the written consent of the Beneficiary, and
(4) in the event of the foreclosure or other enforcement of hits instruments, the Grantor agrees to perform all acts necessary if any, to vest the Beneficiary, its successor(s), or any purchaser(s) or any of the property hereinabove described, as the case may be, with all of the Grantor's rights, title and interest in the allotments, quotas, and or benefits required to be maintained hereunder:

        9. Grantor agrees that, notwithstanding any taking by eminent domain or other injury to or decrease in value of the premises by any private, public or quasi-public authority or corporation, any reduction in the principal sum resulting from the application by the Beneficiary of any award or payment, shall be deemed to take effect only on the date of actual receipt by
Beneficiary: said award or payment may, at the option of the Beneficiary, be retained and applied by the Beneficiary, wholly or in part toward payment of any debt(s) and or obligation(s) secured by this instrument, or to be paid over wholly or in part to the Grantor, who assumes full and sole responsibility to apply said funds for the purpose of altering, repairing and/or reconstructing any part of the premises which may have been altered, removed, damaged or destroyed as a result of any such taking or other injury to the premises, or for any other purposes or object approved in writing by the Beneficiary: that, if prior to the receipt by the Beneficiary of such award or payment the premises have been sold by foreclosure of this instrument, the Beneficiary shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale and/or any debt(s) and/or obligation(s) secured by this instrument, with interest thereon, at the rate herein described:

        10. Grantor agrees that Beneficiary may, at its option, proceed to collect and receive the rents, royalties, bonuses, revenues, income and profits from the herein described property and all rights and interest therein, and Beneficiary may notify the lessee(s) or other payor(s) thereof of the existence of this instrument and any other assignment, mortgage, or other instrument and/or to make payments directly to Beneficiary; any and all sums received by the Beneficiary from lessee(s) or other payor(s) shall be applied first to the payment of the debt(s) and/or other obligation(s) secured hereby and/or to the reimbursement of the Beneficiary for any sum(s) advanced in payment of taxes, insurance, assessments or for other loss, costs and/or expenses as provided herein, together with interest thereon, or sold Beneficiary may, at its option, turn over and deliver to Grantor or any other party entitled thereto, either in whole or in part, any or all such sum(s), without prejudice to Beneficiary's right to take and retain any future sum(s) and without prejudice to, or waiver of, any of Beneficiary's other rights under this instrument:

        11. Grantor agrees that this instrument and the debt(s) and/or obligation(s) secured hereby or in any way connected herewith are subject to the Farm Credit Act of 1971 and all Acts amendatory or supplementary thereto, and the laws of the State of Mississippi not inconsistent therewith:

        12. Grantor warrants that Grantor's hereinafter referenced address is true and correct and that Grantor shall keep Beneficiary informed at all times of their correct residence address and correct mailing address, and any changes thereto:

        13. Grantor agrees that Beneficiary may at any time, without notice,
(1) release all or any part of the property described herein, (2) grant future advance(s), additional advance(s), readvance(s), renewal(s), extension(s), restructuring(s), reamortization(s), any other loan treatment(s) and/or determant(s) of the debt(s) or obligation(s) secured hereby, or any part thereof, or of time of payment thereof, (3) release from liability any one or more party(ies) who are or may become liable for the payment of all or any part of said debt(s) or obligation(s), and/or (4) grant any other loan treatment as said Beneficiary deems appropriate, without affecting the priority of this instrument and without operating to release, discharge, modify, change or affect the liability of the Grantor or any other party liable or who may become liable for the said debt(s) or obligation(s):

        14. Grantor agrees that all the terms, provisions, covenants and agreements contained herein shall extend to and bind their respective heirs, executors, administrators, personal representatives, receivers, successors and assigns and that the terms, provisions, covenants and agreements and all options, rights, privileges and powers herein given, granted or secured to Beneficiary shall inure to the benefit of its successors and assigns:

        15. Grantor agrees that the following are authorized to select and substitute another trustee in the place and stead of the above named Trustee, or any successor trustee, at any time any of them may so desire, namely: (1) the Beneficiary herein acting by and through its president, any vice-president, treasurer, secretary, any other officer or attorney-in-fact of said
Beneficiary: (2) any person holding the office of president, vice-president, treasurer, secretary, other office, or attorney-in-fact of said beneficiary: or
(3) any future holder(s) of the indebtedness secured hereby, it shall not be necessary to obtain either the consent or resignation of the original trustee or of any successor trustee before appointing another trustee in his/her place and stead, any and such appointee who may be an agent, employee or officer of Beneficiary shall have full and sole power as trustee herein:

        16. Grantor shall pay and discharge, when the same become due, any and all debt(s), indebtedness(es), future advance(s), additional advance(s) and/or readvance(s), and/or any renewal(s), extension(s), restructuring(s), reamortization(s), and/or any other loan treatment(s) thereof, or any part thereof and all other debt(s) and obligation(s) secured hereby and/or by any instrument(s) relating hereto, or any part thereof, and the interest thereon:

        17. Grantor agrees that in the event Beneficiary in good faith deems itself insecure and/or deems that the prospect of payment or performance hereunder is impaired, Grantor shall, at the option of Beneficiary, pay the whole of the debt(s) and obligation(s) secured hereby, with interest thereon, or provide Beneficiary with sufficient and satisfactory collateral and/or additional collateral, as required by Beneficiary:

        18. Grantor agrees that Beneficiary, at Beneficiary's option and without any obligation to do so, (1) may employ attorneys, experts, arbitrators, investigators, contractors, repairmen, appraisers and surveyors, (2) may incur costs, expenses and fees and/or (3) may appear in any suit, administrative, arbitrative or regulatory hearing and litigate any matters, whether as a party plaintiff, defendant, intervenor, or otherwise, including but not limited to eminent domain proceedings, bankruptcy proceedings,partition suits or any other legal proceedings affecting property described herein, this instrument and/or any instruments relating thereto, or the interest, rights or obligations of the Grantor and or Beneficiary associated therewith, in order to maintain, enforce and ensure compliance with any and all provisions of this instrument and/or any instruments relating hereto and or in order to preserve, protect and maintain the herein described property and/or the rights or interests of the Beneficiary therewith and/or in order to collect, or attempt to collect, the debt(s) and/or obligation(s) associated herewith or relating hereto:

        19. Grantor agrees to immediately pay and satisfy, when incurred by either Grantor or Beneficiary, any and all costs, expenses and loss expended in order to maintain, enforce and ensure compliance with any and all provisions of this instrument and/or any instruments relating hereto, including but not limited to costs,expenses and loss for taxes. Insurance, attorneys, experts, arbitrators, investigators, contractors, repairmen, witnesses, appraisers, surveyors, recordings fees, repairmen assessments liens, judgments or encumbrances:

        20. Grantor agrees that if Grantor fails to pay any costs, expenses or fees, whether incurred by Grantor or Beneficiary, pursuant to the terms and provisions of this instrument and or any instrument(s) relating hereto. Beneficiary may, at his option and without any obligation to do so, make, pay or advance such fee, cost and/or expenses and upon such payment or advances by Beneficiary, the amounts thereof, together with interest thereon at the past due rate as herein provided, shall be immediately due and payable by Grantor and secured hereby:

        21. Grantor agrees that in the event that any payment(s) of principal, interest, cost, expenses, fees and/or other charges, under the terms of this instrument and/or any instrument(s) relating hereto, are not paid when due, such past due payment(s) shall bear interest from the due date until paid at the rate in effect during this period of said non-payment, as set forth in the promissory note(s) secured hereby, plus an additional four per cent (4%) per annum;

        22. Grantor agrees that any delay forbearance of failure of Beneficiary in exercising any right, remedy or option hereunder or otherwise afforded by applicable law shall not be a waiver of, or preclude the enforcement of, any right, remedy or option hereunder as to past, present or future nonperformance of noncompliance hereunder. The payment of any costs(s), expense(s), fee(s) and or charge(s) hereunder by Beneficiary, or in the acceptance of any payment(s), shall not be a waiver of Beneficiary's right of foreclosure as set forth herein:

        23. Grantor agrees that Grantor waives and relinquishes any and all rights of homestead exemptions and/or personal exemptions to which Grantor is or may be entitled, under the Constitution and laws of the State of Mississippi and or the United States of American:

        24. Grantor agrees that each and every term, condition, and provision contained in this instrument and any other instrument(s) relating hereto, is declared to be separate, distinct, and severable; and accordingly if any such term condition, or provision contained in this instrument is declared null, void or unenforceable by court of competent jurisdiction, for any reason(s), all other terms, conditions, and provisions shall not be affected thereby and shall remain in full force and effect between the parties hereto, their successor(s), heir(s), legal representative(s) and assign(s). Further, as applicable, each plural noun, pronoun, and verb may read as singular and each singular noun, pronoun, and verb may be read as plural, and gender may be read as masculine, feminine, or neuter.

        UPON CONDITION, HOWEVER, that if Grantor shall well and truly pay and discharge all the debt(s) and obligation(s) hereby secured and any future advance(s), additional advance(s), readvance(s), renewal(s), extension(s) restructuring(s), reorganization(s) and or any other loan payment(s) thereof, or any part thereof, and the interest thereon, and any and all other indebtedness(es) now or hereafter owed by Grantor to Beneficiary as the same shall become due and payable and if Grantor shall perform and fulfill all of the terms, agreements, obligations, covenants conditions and stipulations of this instrument or any instrument(s) relating hereto,then this conveyance shall be null and void; BUT IF: (1) default be made in the payment of any debt(s) or other obligation(s), hereby secure or any future advance(s), additional advance(s), readvance(s), renewals(s) extension(s), restructuring(s), reamortizations(s) and or any other loan treatment(s) thereof, or any part thereof, and the interest thereon; (2) default be made in the payment of any other debt(s) or other obligation(s) now of hereafter owed by any of the Grantors to Beneficiary; (3) default is made in the payment by Grantor to the Beneficiary of any costs, expenses, fees or charges paid by Beneficiary under the authority of any term or provision of this instrument: (4) any warranty, representation or statement made in this instrument is breached or proves false in any material respect: (5) default is made in the due performance of any term, agreement, provision, obligation, covenant, condition, warranty, representation or stipulation of Grantor under this instrument; (6) any interest of the Beneficiary in this property described hereinabove becomes endangered by reason of the enforcement of any prior or subsequent dead of trust of mortgage lien or encumbrance thereon; (7) any part or all of the property described hereinabove is attached, repossessed, levied, or foreclosed upon by any person, partnership, corporation, association, entity, government, or political subdivision claiming a right thereto prior or subsequent to Beneficiary; (8) any claim or statement of lien is filed or enforced against the property described hereinabove; (9) a petition to condemn any part of the property hereinabove described be filed by any authority, person or entity having power of eminent domain; (10) any law, statute or ordinance is passed imposing or authorizing the imposition of a specific tax upon this instrument or the debt(s) or obligation(s) hereby secured or the deduction of such tax from the principal or interest secured by this instrument or by virtue of which any such tax or assessment shall be charged against the holder or owner of this instrument; (11) any of the terms or provisions contained in this instrument is declared invalid or inoperative by any court of competent jurisdiction; (12) Grantor fails to do and perform any other act obligation or things herein required or agreed to be done; (13) Grantor or any of them (a) shall apply for or consent to the appointment of a receiver, trustee or liquidator thereof or of the property hereinabove described or of all or a substantial part of such Grantor's assets, (b) be adjudicated a bankrupt or insolvent or file a voluntary petition in bankruptcy, (c) fail, or admit in writing such Grantor's inability generally, to pay such Grantor's debts when they may come due, (d) make a general assignment for the benefit of creditors, (e) file a petition, or an answer acknowledging reorganization of an arrangement with creditors of any advantages or any insolvency law, or (i) filing any answer admitting the material allegations of or consent to any default in answering a petition filed against such Grantor in any bankruptcy, reorganization or insolvency proceedings; (14) an order for relief or other judgment decree as shall be entered by any court of competent jurisdiction and approving a petition, seeking liquidation of the Grantor, or any of them if more than one, appointing a receiver, trustee or liquidator of any of the property hereinabove described or a substantial part of the assets of any Grantor; (15) Grantor is a corporation and any owner(s) of 60% of the aggregate voting stock of said corporation sells or otherwise transfers 50% or more of the voting shares of such corporation to any other person or entity, or if any Grantor is a partnership and/or limited partnership and any partner and/or general partner, excluding limited partners, dies, resigns, and/or withdraws from said partnership; THEN upon the happening of any one or more of said events the Beneficiary may, at its option, declare the whole of the debt(s) and obligation(s) hereby secured as set forth hereinabove or any portion or part hereof, with interest thereon, at once immediately due and payable, and the Trustee, at the request of the Beneficiary, shall: (1) proceed to enforce payment of same and to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code of Mississippi, (Section 75-1-101, et seq Mississippi Code of 1972, as amended) or other applicable law and all rights provided herein, in this instrument or any instrument(s) relating hereto, all of which rights and remedies shall, to the extent permitted by law, be cumulative including, without limiting the generality of the foregoing, the right to take possession of the property or any part thereof, to perform all of the operations which Grantor has agreed to perform hereunder and to take such other measures as Beneficiary may deem necessary for the care, growing, harvesting, protection, preservation, and marketing of the property; (2) require Grantor; to assemble the property and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to Beneficiary and Grantor; and (3) sell said property or a sufficiency thereof at the option of the Trustee at public outcry to the highest bidder for cash (either as a whole or in parcels, at his/her election; the provisions of Section 89-1-55, Mississippi Code of 1972, as amended, and Section 111, Mississippi Constitution of 1890, with respect to offering and selling real estate in parcels rather than as a whole, being hereby expressly waived) sufficient to satisfy any obligation(s) secured hereby, after giving due notice of the time, place, and terms of sale by publication in some newspaper published in the county/counties in which said land is situated, or if no newspaper is then being published in said county/counties, in a newspaper having general circulation therein, for three (3) consecutive weeks preceding the date of sale, and by posting one notice at the courthouse(s) of said county/counties for said time. The Trustee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee including the posting of notices and the conduct of the sale but in the name and on behalf of the Trustee, his substitute or successor. The Beneficiary shall have the right to purchase the property at foreclosure sale as would a purchaser who is not a party to this instrument.
Any sale made by the Trustee hereunder may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law:

        In case the property herein described is situated in more than one county, or in more than one judicial district of a county or counties, a foreclosure sale of all of said property may be made in any one of the counties or judicial districts in which any part thereof is situated, after giving notice of the time, place, and terms of sale in the manner above described in each county and judicial district in which any part of said land lies; and

        In the event of foreclosure, the proceeds shall be applied: first, toward payment of the expenses of executing this trust, including a reasonable trustee's fee and a reasonable attorney's fee (both of which fees shall accrue immediately upon instructions being mailed or otherwise directed to the Trustee to foreclose); second toward liquidation of the indebtedness secured hereby; and, third, any balance shall be paid to the Grantor or persons entitled thereto.

        WITNESS the signature of the Grantor, this the 24th day of January, 1985.


                                                /s/ Mark C. Atchley
                                                ------------------------------
                                                Mark C. Atchley

                                                /s/ Elizabeth S. Atchley
                                                ------------------------------
                                                Elizabeth S. Atchley

                                                ------------------------------

                                                ------------------------------

==============================================================================

GRANTOR AND ADDRESS:    Mark C. Atchley and Elizabeth S. Atchley
                      --------------------------------------------------------
                        707 West Gresham
                      --------------------------------------------------------
                        Indianola, Mississippi 38751
                      --------------------------------------------------------

                      --------------------------------------------------------

BENEFICIARY AND ADDRESS: FEDERAL LAND BANK OF JACKSON, 1800 East County Line Road, Ridgeland, Mississippi 39157

TRUSTEE AND ADDRESS:     Harry F. Beacham, 1800 East County Line Road,
                        Ridgeland, MS 39157
                        -------------------------------------------------------



STATE OF MISSISSIPPI                            (Individual Acknowledgment)

COUNTY OF BOLIVAR
-----------------

        PERSONALLY appeared before me, the undersigned authority in and for said
County and State,   Mark C. Atchley
                    ---------------
who acknowledged that he signed and delivered the foregoing instrument on the
                      --
day and year therein mentioned.

        Given under my hand and official seal this the 24th day of January,
                                                       ----        -------
1985.
  --
(Seal)                                                       /s/ Rachel Hooper
                                                             -----------------
                                                                Notary Public
My commission expires:  3/21/88
                        -------






STATE OF MISSISSIPPI                               (Individual Acknowledgement)

COUNTY OF BOLIVAR
-----------------

        PERSONALLY appeared before me, the undersigned authority in and for said
County and State,   Elizabeth S. Atchley
                    --------------------
who acknowledged that she signed and delivered the foregoing instrument on the
                      ---
day and year therein mentioned.

        Given under my hand and official seal this the 24th day of January,
                                                       ----        -------
1985.
  --
(Seal)                                                       /s/ Rachel Hooper
                                                             -----------------
                                                                Notary Public
My commission expires:  3/21/88
                        -------

                   REQUEST TO ASSUME A FARM CREDIT BANK LOAN

TO:  The                              FLBA of   North Mississippi - Cleveland
         ---------------------------          ----------------------------------
     and/or Farm Credit Bank of Texas.

SELLER'S STATEMENT:

     1.   I hereby give permission to reveal loan information to purchaser or
          his representative for loan number    758256
                                             --------------

     2.   The FLBA Stock outstanding in connection with the loan to be assumed
               N/A               be acquired by purchaser.
          -----------------------
          (will/will not)


     3. I agree to furnish the Farm Credit Bank of Texas a copy of the proposed deed whereby the purchaser assumes the loan.

          LOUISIANA ONLY - I agree to furnish the Farm Credit Bank of Texas a copy of the Recorded Act of Sale with Assumption wherein the purchaser assumes the loan.

     4.   $       N/A       currently in future payment fund/funds held will be
          -----------------
               (Amount)
          disposed as of indicated:

          [ ]  a.  Credited to the principal of the loan.

          [ ]  b.  Remain in present account for purchaser's benefit.

          [ ] c. Refunded to borrower. (Not applicable on Texas homestead loans.)

          Note: Interest accrual will be automatically applied to the billed interest on the loan at the next billing date:

Date:                                           Signed:/s/ G.S. Hastings, Jr.
      ------------------------------                   ------------------------
                                                        George S. Hastings, Jr.

                                                Signed:/s/ Patricia G. Hastings
                                                       ------------------------
                                                        Patricia G. Hastings
================================================================================

PURCHASER'S STATEMENT:

     1.  Name   Circle Creek VIII               Soc. Sec. No.
              -----------------------------                 --------------------

     2.  Spouse's Name      N/A                 Soc. Sec. No.
              -----------------------------                 --------------------

     3.  Mailing Address
                        --------------------------------------------------------
         City                                   State               Zip
              --------------------------------        -------------     --------

     4.  Phone No.                                    Date of Birth
                  ----------------  -----------------               ------------
                       (Home)            (Work)
         Principal Occupation
                              --------------------------------------------------

     5.  I carry $                              life insurance.  Judgments and
                  ----------------------------
         suits are pending against me as follows:
                                                 -------------------------

     6.  Total acres now owned          Number of acres rented from others
                               --------                                   -----

     7.  Gross income from agriculture for last crop year:  19       $
                                                              -----   ---------

     8.  Net income from total agriculture operations:       19       $
                                                              -----   ---------
         Alimony, child support, or separate maintenance income need not be revealed if you do not wish to have it considered as a basis for repayment of this obligation.

     9.  Non-farm income (source)                   How long          $
                                 -----------------           ------     --------

                                                    How long          $
                                 -----------------           ------     --------

                                                    How long          $
                                 -----------------           ------     --------

    10.  Purchase terms:  Cash $                         Assumption   $
                                ------------------                      --------
                      Other Liens $
                                   ---------------

         Terms of other liens: Payable $              per          for    years.
                                        -------------     ----------  ----
                                         (Amount)        (month/Year) (No.)

    11.  Credit References:

         A.
           ---------------------------------------------------------------------
         B.
           ---------------------------------------------------------------------
         C.
           ---------------------------------------------------------------------

     12. I (We), the undersigned, hereby request permission to assume loan number______________ and agree to furnish the required financial information. I (We) certify that all of the statements contained herein are true and correct. I (We) agree to pay any and all fees required in connected with this assumption, and to become personally liable on the Laon, if approved.

Date:                                   Signed:  CIRCLE CREEK VIII
     -----------------------                    -------------------------------
                                                       Purchaser

                                        signed:  By: /s/ G.S. Hastings, Jr.
                                                -------------------------------
                                                       Purchaser

                                                   Loan No. 758256
                                                           ---------------------
                                                   Name  George S. Hastings, Jr.
                                                       -------------------------
                                                   FLBA  North MS - Cleveland
                                                        ------------------------


               BUYERS ASSUMPTION OF INDEBTEDNESS - MORTGAGE LOANS


To be executed in connection with the assumption of loans held by the Farm Credit Bank of Texas.

THE STATE OF MISSISSIPPI
             -----------

                        KNOW ALL MEN BY THESE PRESENTS.

COUNTY OF  BOLIVAR
           -------
I, (We)   CIRCLE CREEK VIII             of
       --------------------------------    ------------------------------------
                                                   (Address)

                            , having on the        day of               , 19
--------------- ------------                ------        -------------     ---
  (City)          (State)

purchased or acquired from GEORGE S. HASTINGS, JR., ET UX  of 4307 Central Pike
                           ------------------------------     -----------------

Hermitage,  TN   acres of land which is (all) (a part of) the land described in
---------- ----
 (State)

deed(s) of trust/mortgage executed by the original borrower(s) named below to the trustee named therein, to secure the payment of the following described note(s).

                                    Original
  Loan No.   Original Borrower    Amount of Note    Original Payee

758256       Mark C. Atchley       $626,000.00       Federal Land Bank of
----------   -------------------- --------------  -----------------------
             Elizabeth S. Atchley Amount of Note           Jackson
----------   -------------------- --------------  -----------------------
                                  Assumed by CCA VIII LP. $282,888.08 GSH
----------   -------------------- --------------  -----------------------

fully described in said deed(s) of trust or mortgage(s) to which the record(s) thereof and to any and all papers in said loan(s) reference is here made for all pertinent purposes, or because I (we) otherwise desire to assume said indebtedness for value received, and in consideration of the owner of the note(s) securing same permitting me (us) to assume said mortgage and indebtedness and receive the benefits of the Farm Credit Act, without in any way releasing the personal obligation and liability of the original borrower(s) and/or others who have assumed said mortgage(s), I (we) have assumed and by these presents do assume and agree to pay the unpaid balance of said indebtedness according to terms and conditions of said note(s) and the deed(s) of trust or mortgage(s) securing same, or any rearrangement thereof heretofore made.

I (We) have furnished to the Bank an executed IRS Form W-9 in connection with this loan.

EXECUTED this the       day of                       19
                  ------       --------------------    ---

                                                CIRCLE CREEK VII

Social Security                                 By: /s/ G.H. Hastings, Jr.
               -----------------------             -----------------------------
                                                        (Buyer Sign Here)

Social Security
               -----------------------             -----------------------------
                                                        (Buyer Sign Here)

NOTE TO FLBA: If the purchaser has assumed the indebtedness and acquired the stock or participation certificates of the seller and is a qualified borrower under the association's bylaws and Farm Credit Act of 1971 and Amendments thereto, he/she is eligible to membership in the association. If he/she has not assumed the indebtedness and has not acquired the stock of the seller or is not a qualified borrower under the Farm Credit Act of 1971 and Amendments thereto, he/she is not eligible to membership in the Federal Land Bank Association. He/she can assume the indebtedness without being a member of the association.

The purchaser              acquired the Federal Land Bank Association stock or
             -------------
             has - has not

participation certificates.

Date entered on the certificate
                                ------------------

The above transfer of ownership has been recorded on the records of this association.

                                        ---------------------------------------
                                           Federal Land Bank Association

Date                                    By
    ---------------------------           -------------------------------------
                                                Loan Officer

                                                   Loan No. 758256
                                                           ---------------------
                                                   Name  George S. Hastings, Jr.
                                                       -------------------------

                                                   FLBA  North MS - Cleveland
                                                        ------------------------


               BUYERS ASSUMPTION OF INDEBTEDNESS - MORTGAGE LOANS


To be executed in connection with the assumption of loans held by the Farm Credit Bank of Texas.

THE STATE OF MISSISSIPPI
             -----------

                        KNOW ALL MEN BY THESE PRESENTS.

COUNTY OF  BOLIVAR
           -------
I, (We)   CIRCLE CREEK VIII             of
       --------------------------------    ------------------------------------
                                                   (Address)

                            , having on the        day of               , 19
--------------- ------------                ------        -------------     ---
  (City)          (State)

purchased or acquired from George S. Hastings, Jr., Et ux  of 4307 Central Pike
                           ------------------------------     -----------------

Hermitage,  TN   acres of land which is (all) (a part of) the land described in
---------- ----
 (State)

deed(s) of trust/mortgage executed by the original borrower(s) named below to the trustee named therein, to secure the payment of the following described note(s).

                                    Original
  Loan No.   Original Borrower    Amount of Note    Original Payee

758256       Mark C. Atchley       $626,000.00       Federal Land Bank of
----------   -------------------- --------------  -----------------------
             Elizabeth S. Atchley Amount of Note           Jackson
----------   -------------------- --------------  -----------------------
                                  Assumed by CCA VIII L.P. $261,651.07 GSH
----------   -------------------- --------------  -----------------------

fully described in said deed(s) of trust or mortgage(s) to which the record(s) thereof and to any and all papers in said loan(s) reference is here made for all pertinent purposes, or because I (we) otherwise desire to assume said indebtedness for value received, and in consideration of the owner of the note(s) securing same permitting me (us) to assume said mortgage and indebtedness and receive the benefits of the Farm Credit Act, without in any way releasing the personal obligation and liability of the original borrower(s) and/or others who have assumed said mortgage(s), I (we) have assumed and by these presents do assume and agree to pay the unpaid balance of said indebtedness according to terms and conditions of said note(s) and the deed(s) of trust or mortgage(s) securing same, or any rearrangement thereof heretofore made.

I (We) have furnished to the Bank an executed IRS Form W-9 in connection with this loan.

EXECUTED this the       day of            19
                  ------       ----------   --

                                                CIRCLE CREEK VIII

Social Security                                 By: /s/ G.H. Hastings, Jr.
               -----------------------             -----------------------------
                                                        (Buyer Sign Here)

               -----------------------             -----------------------------
                                                        (Buyer Sign Here)

NOTE TO FLBA: If the purchaser has assumed the indebtedness and acquired the stock or participation certificates of the seller and is a qualified borrower under the association's bylaws and Farm Credit Act of 1971 and Amendments thereto, he/she is eligible to membership in the association. If he/she has not assumed the indebtedness and has not acquired the stock of the seller or is not a qualified borrower under the Farm Credit Act of 1971 and Amendments thereto, he/she is not eligible to membership in the Federal Land Bank Association. He/she can assume the indebtedness without being a member of the association.

The purchaser              acquired the Federal Land Bank Association stock or
             -------------
             has - has not

participation certificates.

Date entered on the certificate
                                ------------------

The above transfer of ownership has been recorded on the records of this association.

                                        ---------------------------------------
                                           Federal Land Bank Association

Date                                    By
    -----------------------               -------------------------------------
                                                Loan Officer

                                  Loan No.  758256
                                          ----------------------------
                                  Name: George S. Hastings, Jr.
                                       -------------------------------
                                  FLBA/Branch  North Miss. - Cleveland
                                             -------------------------

                       MODIFICATION AND LOAN AGREEMENT


STATE OF MISSISSIPPI      Section
        ------------------

                          Section KNOW ALL MEN BY THESE PRESENTS THAT:

COUNTY/PARISH OF BOLIVAR  Section
                ----------

        WHEREAS, the undersigned CIRCLE CREEK VII are obligated on one promissory note originally payable or subsequently assigned to the order of the Farm Credit Bank of Texas (formerly the Federal Land Bank of Texas, hereinafter "Bank") in the original principal sum of $626,000.00 (CC VII assumes $282,888.08) gsh secured by deed of trust or mortgage dated January 24, 1985, as recorded in Volume H-96, Page 117 of the Deed of Trust or Mortgage Records of Bolivar County, Parish, Mississippi, identified as Loan No. 758256 on the records of the Bank; and

        WHEREAS, the Bank continues to be the holder of said deed of trust or mortgage and the note secured thereby, and the undersigned has requested of the Bank the benefit of a certain loan servicing or administrative actions(s); and

        WHEREAS, the Bank will perform such loan servicing or administrative actions (s) for the undersigned only if the undersigned for themselves, their heirs, successors and assigns, represent, convenant and agree that the following covenant(s) will become a part of the not and the deed of trust or mortgage lien heretofore described and that they will abide by said covenant(s), to wit:

        1. To furnish to the Bank, upon request, a financial statement and income statement attested to by the undersigned or verified by a public accountant.



        NOW, THEREFORE, for and in consideration of the agreement of the Bank to perform the loan servicing or administrative action(s) requested, the undersigned accepts, concurs and agrees to the above addition to the covenants of the not and the deed of trust or mortgage securing the debt hereinfore described.

        And it is hereby agreed that this instrument shall be read into, and the same is hereby made a part of and incorporated into said note and deed of trust or mortgage; that said deed of trust or mortgage; that said deed of trust or mortgage and the note secured thereby, together with all and singular the conditions, stipulations, covenants, agreements, and provisions of each thereof, shall be and remain exactly the same as they are now, or have otherwise been modified, SAVE AND EXCEPT, the addition of the above numerated covenant(s) and that default of the same shall constitute a default under said note and deed of trust or mortgage. By accepting this instrument said bank agrees to the modification and addition of the above covenants to the said deed of trust or mortgage and the note secured thereby.

        EXECUTED this__________day of______________, 19________.

                                        CIRCLE CREEK VII
------------------------------------    ---------------------------------------
                                        By:  G.S. Hastings, G.P.
------------------------------------    ---------------------------------------

------------------------------------    ---------------------------------------

                                  Loan No.  758256
                                          ----------------------------
                                  Name: George S. Hastings, Jr.
                                       -------------------------------
                                  FLBA/Branch  North Miss. - Cleveland
                                             -------------------------

                       MODIFICATION AND LOAN AGREEMENT


STATE OF MISSISSIPPI      Section
        ------------------

                          Section KNOW ALL MEN BY THESE PRESENTS THAT:

COUNTY/PARISH OF BOLIVAR  Section
                ----------

        WHEREAS, the undersigned CIRCLE CREEK VIII are obligated on one promissory note originally payable or subsequently assigned to the order of the Farm Credit Bank of Texas (formerly the Federal Land Bank of Texas, hereinafter "Bank") in the original principal sum of $626,000.00 (CC VII assumes $261,651.07) gsh secured by deed of trust or mortgage dated January 24, 1985, as recorded in Volume H-96, Page 117 of the Deed of Trust or Mortgage Records of Bolivar County, Parish, Mississippi, identified as Loan No. 758256 on the records of the Bank; and

        WHEREAS, the Bank continues to be the holder of said deed of trust or mortgage and the note secured thereby, and the undersigned has requested of the Bank the benefit of a certain loan servicing or administrative actions(s); and

        WHEREAS, the Bank will perform such loan servicing or administrative actions (s) for the undersigned only if the undersigned for themselves, their heirs, successors and assigns, represent, convenant and agree that the following covenant(s) will become a part of the not and the deed of trust or mortgage lien heretofore described and that they will abide by said covenant(s), to wit:

        1. To furnish to the Bank, upon request, a financial statement and income statement attested to by the undersigned or verified by a public accountant.



        NOW, THEREFORE, for and in consideration of the agreement of the Bank to perform the loan servicing or administrative action(s) requested, the undersigned accepts, concurs and agrees to the above addition to the covenants of the not and the deed of trust or mortgage securing the debt hereinfore described.

        And it is hereby agreed that this instrument shall be read into, and the same is hereby made a part of and incorporated into said note and deed of trust or mortgage; that said deed of trust or mortgage; that said deed of trust or mortgage and the note secured thereby, together with all and singular the conditions, stipulations, covenants, agreements, and provisions of each thereof, shall be and remain exactly the same as they are now, or have otherwise been modified, SAVE AND EXCEPT, the addition of the above numerated covenant(s) and that default of the same shall constitute a default under said note and deed of trust or mortgage. By accepting this instrument said bank agrees to the modification and addition of the above covenants to the said deed of trust or mortgage and the note secured thereby.

        EXECUTED this__________day of______________, 19________.

                                        CIRCLE CREEK VIII
------------------------------------    ---------------------------------------
                                        By:  G.S. Hastings, G.P.
------------------------------------    ---------------------------------------

------------------------------------    ---------------------------------------

                                                                   Exhibit 10.10

                                   MEMORANDUM

DATE:   March 20, 1995

TO:     FLBA of North Mississippi (Cleveland)
        Attn.: Tully Boyer, Vice President

FROM:   /s/ Dennis L. Raesener
        --------------------------------------
        Dennis L. Raesener, Vice President
        AMLO Credit and Loan Processing/Servicing

RE:     Assumption of Loan No. 758256 by George S. Hastings, Jr.

I have reviewed the financial and income information for Mr. and Mrs. Hastings, Circle Creek VII and Circle Creek VIII. The bank has no objection to the above referenced loan being assumed by the Hastings, Circle Creek VII and Circle Creek VIII.

The following conditions must be met for this assumption:

1. George S. Hastings, Jr. and wife, Patricia to become personally liable on the loan.

2. The January 1, 1995 installment for this loan to be paid prior to April 15, 1995.

3. Real estate taxes to be paid current.

4. Forms 1191, 2185, 2188, 2032, and W9 to be executed.


The bank agrees to the assumption and splitting of existing loan to Circle Creek VII and Circle Creek VIII with the following conditions:

1. George S. Hastings, Jr. to remain liable on the split loans. Patricia Hastings to be released from personal liability upon assumption of split loans by Circle Creek VII and Circle Creek VIII.

2. Title insurance to be obtained on each tract purchased by Circle Creek VII and Circle Creek VIII.

3.   Limited partnership agreements for Circle Creek VII and Circle Creek
     VIII to be submitted to the bank for review prior to assumption by Circle Creek VII and Circle Creek VIII.

Assumption of Loan No. 758256
March 20, 1995
Page 2


4. $87,000 to be placed in Funds Held - Code 32 until ponds are built and completed on the 186 acre parcel. FLBA of North Mississippi to inspect pond construction and, in their sole discretion, disburse once improvements are completed.

5.   Forms 1191, 2185, 2188, 2032 and W9 to be executed.

This approval supersedes previous approvals issued January 25, 1995 and February 21, 1995. This approval is valid until April 25, 1995, with the condition that the January 1, 1995 delinquent installment plus penalty interest is paid current by April 15, 1995.

DLR/mr

cc:     FLBA of North Mississippi
        Craig Schideler, Sr. Vice President

        Don Barlow

FEDERAL LAND BANK ASSOCIATION               [FEDERAL LAND BANK ASSOCIATION LOGO]
of NORTH MISSISSIPPI
--------------------------------------------------------------------------------

210 E. Sunflower Rd., Ste 8
Valley Court Square
P.O. Box 1819
Cleveland, MS 38732
(601) 843-2421
FAX (601) 843-4013

                               December 11, 1995



Mr. George S. Hastiings, Jr.
4307 Central Pike
Hermitage, TN 37076

RE:  Loan No. 758256

Dear Mr. Hastings:

We are pleased to inform you that the assumptions of the above referenced loan by Circle Creek VII and Circle Creek VIII have been completed. The unmatured principal balance was split into two loans. Loan #758256 bearing the name Circle Creek Aquaculture VIII has an unmatured principal balance of $261,651.07. Loan #090029 bearing the name Circle Creek Aquaculture VII has an unmatured principal balance of $282,888.08.

We are also forwarding the Release of Personal Liability on Patricia G. Hastings. This release is provided for your records and does not have to be recorded.

We appreciate your patience while we processed your request. I'm sure you'll find everything has been processed as requested. Please give us a call in case we can be of further assistance.

                                                Sincerely,

                                                /s/ Tully Boyer

                                                Tully Boyer
                                                Vice President